SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2003 (August 14, 2003)

ORTHODONTIC CENTERS OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13457	72-1278948

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800 Metairie, Louisiana		70002

(Address of Principal Executive Offices)		(Zip Code)

(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed from Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Press Release issued on August 14, 2003 by Orthodontic Centers of America, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 14, 2003, Orthodontic Centers of America, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

* * * * *

Certain statements contained in this Current Report may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “might,” “will,” “would,” or “intend.” These forward-looking statements include, without limitation, those relating to the Company’s financial performance, growth, affiliated practices, potential and market for business services. We caution you not to place undue reliance on the forward-looking statements contained in this Current Report in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, potential adverse changes in the Company’s financial results and conditions, adverse outcomes of litigation pending against the Company and its subsidiary OrthAlliance, Inc. or inability to resolve that litigation on terms favorable to the Company, adverse changes in general economic conditions and business conditions, inability or delay in successfully integrating OrthAlliance’s affiliated centers and practices, changes in the Company’s operating or expansion strategy, disruption of the Company’s relationships with its affiliated practitioners or loss of a significant number of the Company’s affiliated practitioners, inability or delay in successfully executing the Company’s strategies, inability to attract and retain qualified management, personnel and affiliated practitioners, inability to effectively market the services of the Company and its affiliated practices, impact of competition and existing and future regulations affecting orthodontics, pediatric dentistry and the Company’s business, and other risks detailed from time to time in the Company’s press releases, Annual Report on Form 10-K for the year ended December 31, 2002, and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORTHODONTIC CENTERS OF AMERICA, INC.

		By:	/s/ Thomas J. Sandeman Thomas J. Sandeman Chief Financial Officer

Date:	August 14, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued on August 14, 2003 by Orthodontic Centers of America, Inc.